UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 24, 2007


                        GRANITE CONSTRUCTION INCORPORATED
             (Exact name of registrant as specified in its charter)

                                 --------------

--------------------------------------------------------------------------------

         Delaware                      1-12911                  77-0239383
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

--------------------------------------------------------------------------------

                              585 West Beach Street
                          Watsonville, California 95076
               (Address of principal executive offices) (Zip Code)

--------------------------------------------------------------------------------

                                 (831) 724-1011
               Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

         On October 24, 2007, Granite Construction Incorporated (the "Company") issued a press release attached hereto as Exhibit 99.1 and incorporated by reference. In the press release, the Company announced that its Board of Directors had authorized the repurchase of up to $200 million of common stock. In addition, the Board approved a 30 percent increase in the regular quarterly cash dividend to $0.13 per share.



Item 9.01. Financial Statements and Exhibits

(d) Exhibits. The following exhibits are attached hereto and furnished herewith:

Exhibit
Number         Exhibit Title
------         -------------

99.1 Press Release of Registrant, dated October 24, 2007, announcing stock repurchase authorization; increase in quarterly dividend.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GRANITE CONSTRUCTION INCORPORATED


Date: October 24, 2007                   By:  /s/ William E. Barton
                                             -----------------
                                             William E. Barton
                                             Senior Vice President and
                                             Chief Financial Officer

                                INDEX TO EXHIBITS



Exhibit
Number       Document
------       --------

99.1 Press Release of Registrant, dated October 24, 2007, announcing stock repurchase authorization; increase in quarterly dividend.